EXHIBIT 10.4.2
                                                                --------------


                        SCHEDULE OF CERTAIN TERMS OF
                   EMPLOYMENT AGREEMENTS FOR THE EXECUTIVE
            OFFICERS NAMED IN THE COMPANY'S SUMMARY COMPENSATION
              TABLE FOR THE FISCAL YEAR ENDED FEBRUARY 3, 1996


                                                        Three-Year Term
Executive Officer                  Salary                  Commencing
- -----------------                 --------              ----------------
Peter S. Strawbridge              $340,000              February 2, 1996
Francis R. Strawbridge, III        340,000              February 2, 1996
Warren W. White                    300,000              February 2, 1996
Robert G. Muskas                   192,500              February 2, 1996
Louis F. Busico                    192,000              February 2, 1996